EXHIBIT 99.1

First Federal Bank Assumes the Deposits and Purchases Substantially All the Assets of Plantation Federal Bank in an FDIC-Assisted Transaction

CHARLESTON, S.C., April 27, 2012 (GLOBE NEWSWIRE) -- First Financial Holdings, Inc. ("First Financial") (Nasdaq:FFCH), the holding company for First Federal Bank ("First Federal"), announced today that First Federal has entered into a purchase and assumption agreement that includes a commercial loan loss share arrangement with the Federal Deposit Insurance Corporation ("FDIC") to assume all deposits as well as certain assets and other liabilities of Plantation Federal Bank ("Plantation"), a full-service community bank headquartered in Pawleys Island, South Carolina. The transaction was effective at the close of business today.

Plantation, a federally chartered stock savings bank established on October 20, 1986, operated three branches along the coast of South Carolina under the name of Plantation Federal and three branches in the upstate region of South Carolina under the name of First Savers Bank ("First Savers").

"We are excited to welcome our new customers and associates to First Federal," said R. Wayne Hall, president and chief executive officer of First Federal.  "The customer base of Plantation Federal and First Savers was a significant attraction to our company in considering this transaction.  This is strategically beneficial to First Federal as we enter the Greenville market and expand our current presence in the Grand Strand Market, which includes Pawleys Island, Murrells Inlet and Myrtle Beach.  Our knowledge and familiarity with these communities will facilitate a smooth integration which will in turn allow us to focus on what we do best - providing our customers with the highest level of service, competitive products, and sound banking."

Highlights of the transaction are summarized below (based on the FDIC's publicly available information as of December 31, 2011):

  Total assets of $486.4 million
  Total loans of $348.6 million, before loan discounts
  Loss-share agreement covers all commercial loans and foreclosed real estate, totaling approximately $220 million, before loan discounts
  Total deposits of $440.5 million, on which no deposit premium was paid
  On a pro forma basis, based on FDIC data, the acquisition elevates First Federal's market position in two strategically important markets, as it will have the 6th largest deposit market share in the Myrtle Beach market and the number one deposit market share in the Georgetown/Pawleys Island market. Additionally, the acquisition provides for First Federal's initial entry into the demographically attractive Greenville market

"In addition to the compelling strategic attributes, we expect this transaction will be immediately accretive to both projected EPS as well as tangible book value. Given First Federal's current capital base, no additional external capital was necessary to support this transaction and First Federal remains well capitalized from a regulatory perspective," stated Hall.

All Plantation and First Savers offices will reopen during their normal business hours and operate as First Federal Bank financial centers on Monday, April 30, 2012. Plantation and First Savers depositors will automatically become depositors of First Federal and their deposits continue to be insured by the FDIC. Over the weekend, former Plantation and First Savers customers will continue to have access to their funds through debit cards, checks and online banking.  Checks drawn on Plantation or First Savers will continue to be processed by First Federal without interruption. Customers should bank as they normally do at their existing branches and contact representatives at any of the former Plantation or First Savers locations or at any First Federal location with any questions about the transaction.

First Financial was advised in the transaction by Sandler O'Neill + Partners, L.P. and Nelson Mullins Riley & Scarborough LLP.

About First Financial

First Financial Holdings, Inc. ("First Financial") (Nasdaq:FFCH) is a Charleston, South Carolina financial services provider with $3.1 billion in total assets as of March 31, 2012. First Financial offers integrated financial solutions, including personal, business, and wealth management services. First Federal Bank ("First Federal"), which was founded in 1934 and is the primary subsidiary, serves individuals and businesses throughout coastal South Carolina, Florence, South Carolina, Greenville, South Carolina, and Wilmington, North Carolina. First Financial subsidiaries include: First Federal; First Southeast Investor Services, Inc., a registered broker-dealer; and First Southeast 401(k) Fiduciaries, Inc., a registered investment advisor. First Federal is the largest financial institution headquartered in the Charleston, South Carolina metropolitan area and the third largest financial institution headquartered in South Carolina, based on asset size. Additional information about First Financial is available at www.firstfinancialholdings.com.

A conference call for institutional investors and analysts is already scheduled for Monday, April 30, 2012 at 2:00 p.m. (ET) to discuss First Financial's first quarter financial results. This transaction will also be discussed on that call.

A live webcast of the presentation will be available at www.firstfinancialholdings.com.  The webcast will be recorded and available for 90 days.

Forward-Looking Statements

Statements in this release that are not statements of historical fact, including without limitation, statements that include terms such as "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook," or similar expressions or future conditional verbs such as "may," "will," "should," "would," or "could" constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements regarding First Financial's future financial and operating results, plans, objectives, expectations and intentions involve risks and uncertainties, many of which are beyond First Financial's control or are subject to change. No forward-looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the general business environment, general economic conditions nationally and in the States of North and South Carolina, interest rates, the North and South Carolina real estate markets, the demand for mortgage loans, the credit risk of lending activities, including changes in the level and trend of delinquent and nonperforming loans and charge-offs, changes in First Federal's allowance for loan losses and provision for loan losses that may be affected by deterioration in the housing and real estate markets; results of examinations by banking regulators, including the possibility that any such regulatory authority may, among other things, require First Federal to increase its allowance for loan losses, writedown assets, change First Federal's regulatory capital position or affect its ability to borrow funds or maintain or increase deposits, which could adversely affect liquidity and earnings; First Financial's ability to control operating costs and expenses, First Financial's ability to successfully integrate any assets, liabilities, customers, systems, and management personnel acquired or may in the future acquire into its operations and its ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto, competitive conditions between banks and non-bank financial services providers, and regulatory changes including the Dodd-Frank Wall Street Reform and Consumer Protection Act. Other risks are also detailed in First Financial's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's website www.sec.gov. Other factors not currently anticipated may also materially and adversely affect First Financial's results of operations, financial position, and cash flows. There can be no assurance that future results will meet expectations. While First Financial believes that the forward-looking statements in this release are reasonable, the reader should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. First Financial does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

CONTACT: First Financial Holdings, Inc.
         Blaise B. Bettendorf
         Executive Vice President and Chief Financial Officer
         (843) 529-5931 or (843) 529.5456
         investorrelations@firstfinancialholdings.com
         bbettendorf@firstfinancialholdings.com